Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2015

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		8979

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		122
		Class C		3439
		Class Y		4576


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	33.33

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	27.29
		Class C	$	29.07
		Class Y	$	34.45


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	157

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	1
		Class C	$	8
		Class Y	$	165


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0223

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0021
		Class C	$	0.0043
		Class Y	$	0.0366


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		6748

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		327
		Class C		1675
		Class Y		2773


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.43

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.40
		Class C	$	5.43
		Class Y	$	5.47


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	86

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	3
		Class C	$	3
		Class Y	$	2


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0005

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0005
		Class C	$	0.0005
		Class Y	$	0.0005


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		172121

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		5808
		Class C		5904
		Class Y		3574


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		14172

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		97
		Class C		2404
		Class Y		2662


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	40.90

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	33.17
		Class C	$	34.59
		Class Y	$	42.07


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	541

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0 (*)
		Class C	$	25
		Class Y	$	171

		(*) less than $500

73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0925

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0008
		Class C	$	0.0140
		Class Y	$	0.1020


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5806

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		90
		Class C		1738
		Class Y		1873


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	36.31

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	35.77
		Class C	$	36.37
		Class Y	$	36.50


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	576

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0 *
		Class C	$	17
		Class Y	$	133

		(*) less than $500

73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.1050

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0040
		Class C	$	0.0230
		Class Y	$	0.1270


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5398

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		58
		Class C		710
		Class Y		1088


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	33.79

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	33.26
		Class C	$	33.72
		Class Y	$	34.25